TANDEM COMPUTERS INCORPORATED

                           DEFERRED COMPENSATION PLAN



                    Amended and Resated as of October 1, 1996

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----

ARTICLE 1         INTRODUCTION................................................1
         1.1      Establishment of Plan.......................................1
         1.2      Purpose of Plan.............................................1

ARTICLE 2         DEFINITIONS.................................................1
         2.1      Administration Committee....................................1
         2.2      Base Salary.................................................1
         2.3      Beneficiary.................................................2
         2.4      Board.......................................................2
         2.5      Bonus.......................................................2
         2.6      Code........................................................2
         2.7      Commission..................................................2
         2.8      Company.....................................................2
         2.9      Compensation/Option Committee...............................2
         2.10     Deferral Account............................................2
         2.11     Deferred Compensation Agreement.............................2
         2.12     Disability..................................................2
         2.13     Eligible Employee...........................................2
         2.14     Enrollment Period...........................................3
         2.15     ERISA.......................................................3
         2.16     Hardship....................................................3
         2.17     Insolvent...................................................3
         2.18     Investment Fund or Funds....................................3
         2.19     Participant.................................................3
         2.20     Plan........................................................3
         2.21     Plan Year...................................................3
         2.22     Retirement Age..............................................4

ARTICLE 3         PARTICIPATION...............................................4
         3.1      Eligibility.................................................4
         3.2      Participation...............................................4
         3.3      Election Procedure..........................................4
         3.4      Deferred Compensation Agreement.............................5
         3.5      Irrevocable Elections.......................................6
         3.6      Community and Marital Property..............................6

ARTICLE 4         PARTICIPANT ACCOUNT BALANCES................................6
         4.1      Establishment of Accounts...................................6
         4.2      Bookkeeping.................................................6
         4.3      Crediting Deferred Compensation.............................6
         4.4      Establishment of Investment Funds...........................7
         4.5      Crediting Investment Results................................7
         4.6      Notification to Participants................................7

ARTICLE 5         DISTRIBUTION OF ACCOUNTS....................................7
         5.1      Distribution in the Event of Hardship.......................7
         5.2      Distribution Upon Separation From Employment................8
         5.3      Distribution of Small Accounts..............................9
         5.4      Distribution Upon Death.....................................9


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         5.5      Distribution at a Specific Date..............................9
         5.6      Unscheduled Lump Sum Distribution.......................... 10
         5.7      Modification of Distribution............................... 10
         5.8      Cash Payments Only......................................... 10

ARTICLE 6         PLAN ADMINISTRATION........................................ 10
         6.1      Plan Administrator......................................... 10
         6.2      Amendment or Termination................................... 11
         6.3      Administration of the Plan................................. 11
         6.4      Indemnification............................................ 11

ARTICLE 7         MISCELLANEOUS.............................................. 12
         7.1      Trust...................................................... 12
         7.2      Nonalienation.............................................. 12
         7.3      Limitation of Rights....................................... 12
         7.4      Governing Law.............................................. 13


APPENDIX A        TRANFERRED OBLIGATIONS

APPENDIX B        PARTICIPATION BY BOARD MEMBERS

APPENDIX C        CONTRIBUTIONS PURSUANT TO EMPLOYMENT
                  OR SEVERANCE AGREEMENTS


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                          TANDEM COMPUTERS INCORPORATED
                          -----------------------------

                           DEFERRED COMPENSATION PLAN
                           --------------------------


                                    ARTICLE 1

                                  INTRODUCTION
                                  ------------

     1.1 Establishment of Plan. Tandem Computers Incorporated hereby establishes
         ---------------------
the Tandem Computers Incorporated Deferred Compensation Plan effective as of October 1, 1994.

     1.2 Purpose of Plan. Tandem Computers Incorporated has established this
         ---------------
Plan to provide select executives with the opportunity to defer the receipt of compensation and a vehicle through which to do so. Tandem Computers Incorporated intends to maintain the Plan primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees, within the meaning of sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended. The Plan will be interpreted in a manner consistent with these intentions.


                                    ARTICLE 2

                                   DEFINITIONS
                                   -----------

     Definitions are contained in this article and throughout other sections of the Plan. The location of a definition is for convenience only and should not be given any significance. A word or term defined in this article (or in any other article) will have the same meaning throughout the Plan unless the context clearly requires a different meaning.

     2.1 Administration Committee means the Deferred Compensation Plan
         -------------------------------------------------------------
Administration Committee.
------------------------

     2.2 Base Salary means a participant's base salary for a Plan Year, and
         -----------
excludes any other form of compensation such as bonuses, commissions, income from the exercise of stock options or stock appreciation rights, severance payments, moving expenses, car or other special allowances, or any other amounts included in an Eligible Employee's taxable income that are not compensation for services. For purposes of applying base salary reduction elections, a Participant's Base Salary is determined before taking into account any reduction in taxable income by salary reduction under Code section 125 or 401(k), or under this Plan.


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     2.3 Beneficiary means the individual(s) or entity designated by a
         -----------
Participant, or under the Plan, to receive any benefit payable upon the death of a Participant or Beneficiary.

     A Beneficiary designation must be completed by the Participant and delivered to the Human Resources Department on such form as specified by the Administration Committee. In the absence of a valid or effective Beneficiary designation, the Beneficiary will be the Participant's surviving spouse, or if there is no surviving spouse, the Participant's estate.

     2.4 Board means the Board of Directors of the Company.
         -----

     2.5 Bonus means the compensation paid to a Participant in accordance with
         -----
the applicable bonus program sponsored by the Company.

     2.6 Code means the Internal Revenue Code of 1986, as amended from time to
         ----
time.

     2.7 Commission means variable compensation related to sales revenue.
         ----------

     2.8 Company means Tandem Computers Incorporated, a corporation organized
         -------
under the laws of the state of Delaware, and any successor thereto.

     2.9 Compensation/Option Committee means the Compensation/Option Committee
         -----------------------------
of the Board.

     2.10 Deferral Account means a bookkeeping account established for and
          ----------------
maintained on behalf of a Participant to which deferred compensation amounts, and net income (or losses) thereon, are credited.

     2.11 Deferred Compensation Agreement means an agreement entered into by a
          -------------------------------
Participant and the Company to reduce the Participant's Base Salary, Bonus and/or Commissions for a specified period and contribute such amounts to the Plan, in accordance with Article III.

     2.12 Disability means "disability" (or similar term) as defined in the
          ----------
Company's long-term disability program and which results in payments to the Participant under such program.

     2.13 Eligible Employee means a common law employee of the Company who is
          -----------------
designated by the Administration Committee as an Eligible Employee and who (i) in the twelve (12) month period preceding July 1 had total compensation from Base Salary, Bonus and Commissions of at least two (2) times the social security wage base, or (ii) currently has an annual Base Salary rate of $100,000 and Base Salary plus target Bonus equaling at least two (2) times the social security wage base; provided, however, that


                                       -2-


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no more than the top five percent (5%) of employees in the Company, determined by pay, shall be Eligible Employees. In all events, the Administration Committee may amend the Plan's definition of Eligible Employee from time to time and may exclude any employee to comply with any applicable laws or any exemption from applicable laws, including ERISA.

     2.14 Enrollment Period means the period designated by the Administration
          -----------------
Committee during which the enrollment for the upcoming Plan Year takes place.

     2.15 ERISA means the Employee Retirement Income Security Act of 1974, as
          -----
amended.

     2.16 Hardship means an unforeseeable and unanticipated emergency which is
          --------
caused by an event beyond the control of the Participant or Beneficiary, and which would result in severe financial hardship to the Participant or Beneficiary if a distribution or revocation of a deferral election were not permitted. Hardship conditions will be evaluated in accordance with the terms of Treasury Regulation section 1.457-2(h)(4). The Administration Committee will have sole discretion to determine whether a Hardship condition exists and the Administration Committee's determination will be final. Any Participant who is subject to the short-swing trading restrictions of Section 16 of the Securities Exchange Act of 1934, as amended, may only obtain a financial hardship distribution with the approval of the Compensation/Option Committee.

     2.17 Insolvent means the Company is: (a) unable to pay its debts as they
          ---------
become due, or (b) subject to a pending proceeding as a debtor under the U.S. Bankruptcy Code.

     2.18 Investment Fund or Funds mean the investment vehicles designated by
          ------------------------
the Administration Committee as the basis for determining the investment return to Participants' Deferral Accounts.

     2.19 Participant means a current or former Eligible Employee who
          -----------
participates in the Plan in accordance with Article III or a member of the Board who participates in the Plan in accordance with Appendix B.

     2.20 Plan means the Tandem Computers Incorporated Deferred Compensation
          ----
Plan, as set forth in this document, as amended from time to time.

     2.21 Plan Year means the twelve (12) month period from October 1 through
          ---------
September 30.


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     2.22 Retirement Age means, while employed by the Company, attaining age 55
          --------------
with ten (10) years of service, or attaining age 65.


                                    ARTICLE 3

                                  PARTICIPATION
                                  -------------

     3.1 Eligibility. An Eligible Employee of the Company shall participate in
         -----------
the Plan only to the extent and for the period that the Eligible Employee satisfies the requirements of Section 2.13

     3.2 Participation. An Eligible Employee may elect to defer the receipt of
         -------------
Base Salary, bonus and/or Commissions that otherwise would be earned by the Eligible Employee. The Eligible Employee may make such election in accordance with Section 3.3. The Company shall withhold amounts deferred by the Participant in accordance with this election. The Participant's deferred amounts shall be credited to the Deferral Account as provided in Article IV and distributed in accordance with Article V. An election to defer receipt of compensation shall continue in effect for the periods described in Section 3.4 below unless the Participant's election is terminated or modified in accordance with the provisions of Section 3.5. A Participant who ceases to be an Eligible Employee shall continue to participate in the Plan with respect to any Deferred Compensation Agreement in effect as of the Plan Year in which he or she ceases to be an Eligible Employee, but shall not be permitted to enter into any new Deferred Compensation Agreement with the Company until the individual again becomes an Eligible Employee.

     3.3 Election Procedure. An election to defer Base Salary, Bonus and/or
         ------------------
Commissions is made by executing a Deferred Compensation Agreement on such form, at such time and in such manner as may be prescribed by the Administration Committee. Such Deferred Compensation Agreement must be properly completed, signed and delivered to the Company prior to the first day of the Plan Year for which such compensation shall be earned; provided, however, that:

          (i) an Eligible Employee who became an employee of the Company for the first time during the Plan Year shall be permitted, within the thirty (30) day period that begins on the day the Eligible Employee became an employee of the Company, to make an election to defer Base Salary, Bonus and/or Commissions that will be earned after his or her date of hire;

          (ii) an employee of the Company who becomes an Eligible Employee for the first time during the Plan

     Year shall be permitted, in accordance with procedures established by the Company from time to time, but no later than the end of the thirty (30) day period that begins on the day the employee became an Eligible Employee, to make an election to defer Base Salary earned during such Plan Year after the effective date of such election; and

          (iii) the individuals who are eligible to participate in the Plan when the Plan is initially adopted shall be permitted, within the thirty (30) day period that ends on the date the Plan is effective, to make an election to defer Base Salary, Bonus and/or Commissions that will be earned after the effective date of the Plan.

     3.4 Deferred Compensation Agreement. A Deferred Compensation Agreement
         -------------------------------
shall remain in effect and shall be applicable to Base Salary earned during the Plan Year following the delivery of the Deferred Compensation Agreement, subject to the exceptions set forth in Section 3.3(i), (ii) and (iii). A Deferred Compensation Agreement shall remain in effect and shall be applicable to Bonus and/or Commissions earned during the calendar year commencing in the Plan Year following the delivery of the Deferred Compensation Agreement. The Agreement shall set forth the whole percentage of Base Salary, Bonus and Commissions that shall be deferred for the Plan Year or calendar year, as applicable, subject to the following:

     (a) Base Salary. A Participant shall be permitted to defer a maximum of
         -----------
fifty percent (50%) of Base Salary earned in a Plan Year.

     (b) Commission and Bonus. A Participant shall be permitted to defer a
         --------------------
maximum of one hundred percent (100%) of Commissions and/or one hundred percent (100%) of Bonus with respect to the calendar year commencing in a Plan Year.

     (c) Minimum Deferral. A Participant who elects to defer any amount must
         ----------------
elect to defer a minimum of $3,000 for the Plan Year.

     (d) In-Service Distribution Request. All of a Participant's Base Salary,
         -------------------------------
Bonus and Commissions deferrals shall cease if the Administration Committee approves a request for Hardship distribution under Section 5.1 or an Unscheduled distribution under Section 5.6. The cessation of such deferrals shall continue for the periods required by Sections 5.1 or 5.6, whichever is applicable. No reduction or cessation of Base Salary, Bonus and/or Commission deferrals shall affect the limits set forth above, and no part of any such distribution shall be deferred under this Plan.

     3.5 Irrevocable Elections. Except to the extent provided in Sections 3.4,
         ---------------------
5.1 and 5.6, a Participant's Deferred Compensation Agreement shall be irrevocable and cannot be amended by the Participant. A Participant may request to amend or revoke a Deferred Compensation Agreement in the event of a Hardship. Such request will be made in writing on such form and in such manner as prescribed by the Administration Committee. The Administration Committee may grant such request if and to the extent that it determines that the revocation of the election would serve to alleviate the Hardship, in a manner consistent with Sections 2.16 and 5.1.

     The Administration Committee reserves the right to modify any Deferred Compensation Agreement in any case or class of cases to reflect a change in Plan provisions or for administrative convenience.

     3.6 Community and Marital Property. The spouse of a Participant may have a
         ------------------------------
community or marital property interest in the Participant's Deferral Account which the spouse may pass to a third party upon his or her death. If it is intended that a spouse relinquish his or her community or marital property interest in the Participant's Deferral Account, the spouse must execute a waiver in which he or she clearly states an intention to relinquish his or her rights under community or marital property law with respect to the Deferral Account. A spouse's consent to a Participant's designation of a nonspouse Beneficiary is not sufficient to effect such a waiver.


                                    ARTICLE 4

                          PARTICIPANT ACCOUNT BALANCES
                          ----------------------------

     4.1 Establishment of Accounts. The Administration Committee will select an
         -------------------------
independent recordkeeper who will establish and maintain a Deferral Account on behalf of each Participant. Contributions and net income (or losses) will be credited to such accounts in accordance with the provision of this Article.

     4.2 Bookkeeping. Deferral Accounts will be maintained for accounting
         -----------
purposes and will not restrict the operation of the Plan or require separate earmarked assets to be allocated to any account. The establishment of a Deferral Account will not give any Participant the right to receive any asset held by the Company in connection with the Plan or otherwise.

     4.3 Crediting Deferred Compensation. The Administration Committee will
         -------------------------------
credit to a Participant's Deferral Account the amount of any Base Salary, Bonus and/or Commissions deferred by the Participant as soon as administratively possible following the month in which such Base Salary, Bonus and/or Commissions would have been paid absent a Deferred Compensation Agreement.

     4.4 Establishment of Investment Funds. The Administration Committee will
         ---------------------------------
establish one or more Investment Funds which will be maintained for the purpose of determining the investment return to be credited to a Participant's Deferral Account. The Administration Committee may change the number, identity or composition of the Investment Funds from time to time.

     Each Participant will indicate the Investment Funds based on which contributions under Sections 4.3 and 4.4 and any existing Deferral Account balance are to be adjusted for investment performance. Investment fund elections must be made in whole percentage increments and at such times and in such manner as the Administration Committee will specify. A Participant may change his or her Investment Fund election periodically in such manner as the Administration Committee may specify.

     4.5 Crediting Investment Results. No less frequently than as of the last
         ----------------------------
day of each quarter, a Participant's Deferral Account balance will be increased or decreased to reflect investment results. Deferral Accounts will be credited with the investment return of the Investment Funds in which the Participant elected to be deemed to participate. The credited investment return is intended to reflect the actual performance of the Investment Funds net of any applicable administrative charges determined by the Company.

     4.6 Notification to Participants. The Administration Committee shall notify
         ----------------------------
each Participant with respect to the status of such Participant's Deferral Account as soon as practical after the end of a quarter, but in no event less than once for each Plan Year. Neither the Company nor the Administration Committee to any extent warrants, guarantees or represents that the value of any Participant's Deferral Account at any time will equal or exceed the amount previously allocated or contributed thereto.


                                    ARTICLE 5

                            DISTRIBUTION OF ACCOUNTS
                            ------------------------

     5.1 Distribution in the Event of Hardship. Prior to a distribution under
         -------------------------------------
Sections 5.2 through 5.7, payment of all or a portion of a Participant's Deferral Account may be made in the event of Hardship. The amount of any Hardship distribution will not exceed the amount required to meet the Hardship, including any taxes due on the distribution. A Participant or Beneficiary must submit a written request for a Hardship distribution to the Administration Committee on such form and in such manner as the

Administration Committee prescribes. The Hardship distribution request must: (i) certify as to the Hardship condition and the severe financial need; and (ii) state whether the Participant requests a distribution of all or a portion of his Deferral Account to meet the severe financial need. The Administration Committee will have sole discretion to determine whether a Hardship exists and to determine whether to make a Hardship distribution and the amount of any such Hardship distribution; provided, however, that the Compensation/Option Committee shall have the sole discretion to grant or deny a Hardship distribution to any Participant subject to the short-swing trading restrictions of Section 16 of the Securities Exchange Act of 1934. Regardless of whether the Participant desires to reduce or cease any deferrals of Base Salary, Bonus and/or Commissions after the Hardship request is made, the Participant will be precluded from deferring compensation until the Enrollment Period that begins at least one (1) year from the date of the Hardship approval. A Hardship distribution shall be made in a single lump sum payment as soon as practicable after the Administration Committee approves the Hardship distribution request.

     5.2 Distribution Upon Separation From Employment. Subject to Section 5.3,
         --------------------------------------------
Section 5.5, and Section 5.7, a Participant who separates from employment with the Company shall receive amounts credited to his Deferral Account in the manner described below.

     (a) Time and Manner of Payment. At the time a Participant makes an initial
         --------------------------
election to defer compensation under Section 3.3, the Participant may elect to have his Deferral Account distributed after his separation from employment in the form of a lump sum payment or installment payments over a 5, 10, or 15 year period (valued as described below). In the absence of any election to the contrary, the Participant's Deferral Account shall be paid as soon as practicable after the January 1 following his separation from employment. If the Participant has elected installment payments, such payments shall be paid commencing as soon as practicable after the January 1 following the Participant's separation from employment and continuing to be paid in January for each successive year, subject to Section 5.4.

     (b) Value of Deferral Account Balance. The value of a Participant's
         ---------------------------------
Deferral Account to be distributed shall be determined as of the last day of the calendar month preceding the date a payment is to be made. To the extent payment is to be made in installments, the amount of the installment for a particular year shall be adjusted to take into account the value of the Participant's Deferral Account (as adjusted) and the number of remaining years over which the installment payments are to be made, in a manner determined by the Plan recordkeeper.

     5.3 Distribution of Small Accounts. Notwithstanding anything in Section 5.2
         ------------------------------
to the contrary, at the Administration Committee's discretion, if the amount credited to the participant's Deferral Account is $10,000 or less as of the December 31 coincident with or immediately following the date a Participant separates from employment with the Company, such amount shall be distributed to the Participant in a lump sum payment as soon as practicable after the January 1 following such separation from employment.

     5.4 Distribution Upon Death. The Beneficiary of a Participant who dies
         -----------------------
prior to receiving any payments under this Article V (other than any in-service distributions under Sections 5.1 or 5.6), shall receive the Participant's Deferral Account as follows, following the Administration Committee's receipt of written proof of the Participant's death:

     (a) No Installment Payments in Effect. If the Participant had not
         ---------------------------------
previously commenced installment payments at the time of his death, his Deferral Account shall be valued as of the December 31 following his death and paid to his Beneficiary as soon as practicable thereafter.

     (b) Death After Commencement of Installment Distributions. If a Participant
         -----------------------------------------------------
dies after installment payments have begun, the Participant's Beneficiary will continue to receive the Participant's unpaid Deferral Account balance in installment payments for the remaining period of installments and valued as described in Section 5.2.

     (c) Death After Commencement of Installment Distributions/Cash-Out
         --------------------------------------------------------------
Distribution. If a Participant dies after installment payments have begun, and
------------
the remaining value of the Participant's Deferral Account as of the December 31 following his death does not exceed $10,000, such amount will be paid as soon as reasonably practicable thereafter in a single lump sum payment to the Participant's Beneficiary.

     5.5 Distribution at a Specific Date. At the time a Participant elects to
         -------------------------------
make a deferral election under Section 3.3, the Participant may also elect to receive a lump sum distribution of his Deferral Account as soon as practicable after the end of the Plan Year when the Participant first commenced participation in the Plan or as soon as practicable after any subsequent Plan Year prior to his separation from employment; provided that all distributions will be made as soon as practicable after the January 1 of the year of distribution. A distribution under this Section 5.5 shall not preclude the Participant's ability to continue deferrals out of future Base Salary, Bonus and/or Commissions. Notwithstanding a Participant's election for a distribution as soon as practicable after a specific Plan Year, if a Participant separates from employment or dies prior to the elected distribution date, the distribution of his Deferral Account will be paid out in accordance with the provisions of Section 5.2 (in the case of a separation from employment) or
Section 5.4 (in the case of death).

     5.6 Unscheduled Lump Sum Distribution. Prior to a Participant's separation
         ---------------------------------
from employment, a Participant may request in writing a lump sum distribution of a Participant's entire Deferral Account balance attributable to one or more Plan Years of participation with a ten percent (10%) penalty forfeited to the Company. The value of a Participant's Deferral Account less the ten percent (10%) penalty to be distributed shall be determined as of the last day of the month in which the request is submitted, and distribution shall be made as soon as practicable thereafter.

     The Participant will not be allowed to participate under the Plan until the Enrollment Period that begins at least one (1) year from the date of distribution.

     5.7 Modification of Distribution. Subject to Administration Committee
         ----------------------------
approval, as to all previous and future deferrals, a Participant may request in writing a change regarding the manner (e.g., lump sum or installment) of payment of the Participant's Deferral Account balance following separation from employment, provided that such election is in effect for at least twelve (12) months prior to the date such amounts would otherwise have been distributed. If such election is not in effect for at least twelve (12) months prior to the date such amounts would otherwise have been distributed, the Participant's Deferral Account shall be distributed ln accordance with the last valid election on file with the Administration Committee. Notwithstanding the foregoing, a Participant who has previously elected to have distributions paid in installments following his separation from employment may elect to change that form of distribution to a lump sum at any time, with a penalty of ten percent (10%) of the total distribution being forfeited to the Company.

     5.8 Cash Payments Only. All distributions under the Plan will be made in
         ------------------
cash by check.


                                    ARTICLE 6

                               PLAN ADMINISTRATION
                               -------------------

     6.1 Plan Administrator. The Company shall be the Plan Administrator, and
         ------------------
shall act through the Administration Committee. The Administration Committee members shall be appointed by and serve at the pleasure of the Company.

     6.2 Amendment or Termination. The Administration Committee may amend all or
         ------------------------
any provision of this Plan at any time and for any reason unless: (a) a Plan amendment (or amendments) would increase the cost of the Plan to the Company by more than $250,000; or (b) a Plan amendment (or amendments) would apply to fewer than all Participants. The Compensation/Option Committee shall have the sole authority to amend the Plan if the resulting amendment (or amendments) would increase the cost of the Plan to the Company by more than $250,000 or would affect amounts credited (or to be credited) to any Participant's Deferral Account. The Compensation/Option Committee shall also have the sole authority to terminate this Plan in its entirety at any time and for any reason. No amendment or termination of the Plan will reduce any Participant's Deferral Account balance as of the effective date of such amendment or termination. Upon termination of the Plan, the Company shall have the right to immediately distribute the amount credited to Participants' Deferral Accounts to Participants; provided that no such immediate distribution shall be permitted if the Plan is terminated following a Change of Control (as defined in the trust agreement entered into pursuant to this Plan).

     6.3 Administration of the Plan. The Administration Committee shall have the
         --------------------------
sole authority to control and manage the operation and administration of the Plan and have all powers, authority and discretion necessary or appropriate to carry out the Plan provisions, and to interpret and apply the terms of the Plan to particular cases or circumstances. All decisions, determinations and interpretations of the Administration Committee will be binding on all interested parties, subject to the claims and appeal procedure necessary to satisfy the minimum standard of ERISA section 503, and will be given the maximum deference allowed by law. The Administration Committee may delegate in writing its responsibilities as it sees fit.

     Administration Committee members who are Participants will abstain from voting on any Plan matters that relate primarily to themselves or that would cause them to be in constructive receipt of amounts credited to their respective Deferral Account. In the event that all Administration Committee members must abstain from voting, the Compensation/Option Committee will identify three or more individuals to serve as a temporary replacement of the Administration Committee members.

     6.4 Indemnification. The Company will and hereby does indemnify and hold
         ---------------
harmless any of its employees, officers, directors or members of the Administration Committee who have fiduciary or administrative responsibilities with respect to the Plan from and against any and all losses, claims, damages, expenses and liabilities (including reasonable attorneys' fees and amounts paid, with the approval of the Compensation/Option

Committee, in settlement of any claim) arising out of or resulting from the implementation of a duty, act or decision with respect to the Plan, so long as such duty, act or decision does not involve gross negligence or willful misconduct on the part of any such individual.


                                    ARTICLE 7

                                  MISCELLANEOUS
                                  -------------

     7.1 Trust. It is the intention of the Company that the Plan be unfunded for
         -----
tax purposes and for purposes of Title I of ERISA. However, such amounts as the Administration Committee deems necessary or appropriate to meet the obligation to pay Deferral Accounts will be held in trust by an independent third party trustee selected by the Administration Committee, and as such are earmarked to pay benefits under the terms of the Plan. The Administration Committee will direct the Company to make periodic contributions to the trust at such times and in such amounts as the Administration Committee deems appropriate.

     Trust assets cannot be diverted to, or used for, any purpose except payments to Participants and Beneficiaries under the terms of the Plan or, if the Company is Insolvent, to pay the Company's creditors; provided, however, that the trust agreement for the trust established under the Plan may provide for the withdrawal of any trust assets in excess of the sum of all Deferral Account balances under the Plan. Participants and Beneficiaries will have no right against the Company with respect to the payment of any portion of the Participant's Deferral Account, except as a general unsecured creditor of the Company.

     7.2 Nonalienation. No benefit or interest of any Participant or Beneficiary
         -------------
under this Plan will be subject to any manner of assignment, alienation, anticipation, sale transfer, pledge or encumbrance, whether voluntary or involuntary. Notwithstanding the foregoing, the Administration Committee will honor a court order regarding the payment of alimony or other support payments, or the establishment of community property or other marital property rights, to the extent required by law. Prior to distribution to a Participant or Beneficiary, no Deferral Account balance will be in any manner subject to the debts, contracts, liabilities, engagements or torts of the Participant or Beneficiary. Assets held in trust to fund this Plan may, however, be diverted to pay the Company's creditors, if the Company is Insolvent.

     7.3 Limitation of Rights. Nothing in this Plan will be constructed to give
         --------------------
a Participant the right to continue in the employ of the Company at any particular position or to interfere with the right of the Company to discharge, lay off or discipline a Participant at any time and for any reason, or to give the Company the right to require any Participant to remain in its employ or to interfere with the Participant's right to terminate his or her employment.

     7.4 Governing Law. To the extent that state law applies, the provisions of
         -------------
this Plan will be construed, enforced and administered in accordance with the laws of the state of California, except to the extent preempted by ERISA.

     IN WITNESS WHEREOF, the Company by its duly authorized officer has executed this Tandem Computers Incorporated Deferred Compensation Plan as of the effective date set forth above.

                                   TANDEM COMPUTERS INCORPORATED

                                   By    /s/ Josephine T.  Parry
                                     -------------------------------------------
                                         Its VP, General Counsel &
                                         Secretary

                                   APPENDIX A

                             TRANSFERRED OBLIGATIONS
                             -----------------------

     As of December 31, 1994, the amounts credited to active employees of the Company who were participants under the Company's Supplemental Retirement Plan were transferred to Deferral Accounts under this Plan and all such participants in the Supplemental Retirement Plan became Participants under this Plan. Amounts held in such transferred Deferral Accounts shall be distributed at the time and manner specified under the deferral elections submitted under the Supplemental Retirement Plan, but shall be credited with investment performance in accordance with an Investment Fund election completed by the Participant in a manner consistent with Section 4.4.

                                   APPENDIX B

                         PARTICIPATION BY BOARD MEMBERS
                         ------------------------------


     This Appendix B shall be effective only if the Board has expressly determined to implement this Appendix B.

     Members of the Board may elect to defer their directors fees by making a fee deferral election prior to the period for which such fees are earned, in accordance with procedures established by the Administration Committee. Such deferrals will be contributed to Deferral Accounts and credited with investment performance in accordance with Article IV. A Board member's Deferral Account shall be distributed, in accordance with the fee deferral elections made by the Board member, (i) upon termination of Board membership or at a specified date and (ii) in a manner specified in Section 5.2(a). A Board member may request a Hardship distribution in accordance with Section 5.1, provided that a Board member who is also a member of the Administration Committee shall abstain from any discussion of such Board member's Hardship distribution request. A Board member may also request an unscheduled distribution in accordance with Section 5.6.

                                   APPENDIX C

                      CONTRIBUTIONS PURSUANT TO EMPLOYMENT
                      ------------------------------------
                             OR SEVERANCE AGREEMENTS
                             -----------------------


     Contributions may be made to the Plan by or on behalf of any present or former Eligible Employee pursuant to a written agreement between the Company and such Eligible Employee that has been approved by the Board, a designated committee of the Board, or a member of the Board (the "Agreement"). The Agreement shall be treated as a Deferred Compensation Agreement for all purposes of the Plan. The Agreement shall supersede any provision of the Plan to the extent that such provision is inconsistent with the Agreement, but the provisions of the Plan shall apply to amounts contributed pursuant to the Agreement to the extent that such provisions are consistent with the Agreement. Amounts contributed to the Plan pursuant to the Agreement may be credited to (a) an existing Deferral Account of the Eligible Employee or (b) a Deferral Account created for the Eligible Employee in order to implement the Agreement.